
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 25, 2000
                                                       -------------------
                            CodeStream Holdings, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

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

                Nevada                       033-25779                     84-1100609
             ------------                   -----------                 ---------------
    (State or other jurisdiction            (Commission                  (IRS Employer
           of incorporation                 File Number)               Identification No.)


   1771 International Pkwy, Suite 121, Richardson, Texas                      75081
   -----------------------------------------------------                   ----------
         (Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code                   (972) 479-0534
                                                                         ----------------
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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On September 25, 2000, CodeStream  Holdings, Inc. (the
"Company") dismissed David T. Thomson P.C. ("David Thomson") as principal independent accountant of Bud Financial Group ("Bud") and also dismissed
Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as principal independent accountants of CodeStream Technologies Corporations ("CTC"). The decision to dismiss David Thomson and Singer Lewak was approved by the Company's Audit Committee and Board of Directors and was based on the Company's desire to retain an accounting firm located near its corporate headquarters in Richardson, Texas.

         The reports of David Thomson on the financial statements of Bud for the past two fiscal years ended December 31, 1999 and 1998 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that David
Thomson qualified its opinions as of and for the years ended December 31, 1999 and 1998 by including a going concern modification. There were no disagreements between the Company and David Thomson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of David Thomson would have caused it to make reference thereto in its report on the financial statements for such years.

         The report of Singer Lewak on the financial statements of CTC for the past two fiscal years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that Singer
Lewak qualified its opinion for the years ended December 31, 1999 and 1998 by including a going concern modification. There were no disagreements between the Company and Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Singer Lewak would have caused it to make reference thereto in its report on the financial statements for such years.

         Letters from David Thomson and Singer Lewak confirming the statements contained in this Item 4(a) are filed as exhibits to this Current
Report on Form 8-K.

         (b) On September 25, 2000, the Company retained Ernst & Young LLP to serve as the Company's principal independent accountants. During the Company's past two fiscal years, the Company did not consult Ernst & Young
LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:


                                       2

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                 (16.1)   Letter from David T. Thomson P.C. regarding change in
                          certifying accountant.

                 (16.2) Letter from Singer Lewak Greenbaum & Goldstein LLP regarding change in certifying accountant.





















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CODESTREAM HOLDINGS, Inc.



Date: September 27, 2000                   /s/ D. Gordon Werner
                                           -------------------------------------
                                           D. Gordon Werner,
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX

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

Exhibit No.        Description
-----------        -----------
     16.1          Letter from David T. Thompson P.C. regarding change
                   in certifying accountant.

     16.2 Letter from Singer Lewak Greenbaum & Goldstein LLP regarding change in certifying accountant.















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